BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

(the “Fund”)

Supplement dated September 4, 2024 to the Great Pacific Shares and Penserra

Shares Summary Prospectuses, Prospectuses and Statement of Additional

Information for the Fund each dated February 28, 2024, as supplemented to date

The Board of Trustees of BlackRock Liquidity Funds on behalf of the Fund approved a proposal to terminate the Great Pacific Shares and Penserra Shares of the Fund contingent upon each such terminating class having no assets and no shares outstanding at the time of termination. Neither of the terminated classes currently has any assets or outstanding shares.

Accordingly, the Great Pacific Shares and Penserra Shares have each been terminated as a share class of the Fund and are no longer available for subscriptions.

Shareholders should retain this Supplement for future reference.

PR2SAI-LFTF-0924SUP